Sub-Item 77Q1(a)

                                AMENDMENT NO. 15
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

          This Amendment No. 15 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (Invesco Investment Funds) (the "Trust") amends, effective July 16, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Balanced-Risk Commodity Fund to Invesco Balanced-Risk Commodity Strategy Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
Invesco Alternative Opportunities Fund     Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Balanced-Risk Allocation Fund      Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Balanced-Risk Commodity Strategy   Class A Shares
Fund                                       Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco China Fund                         Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Commodities Strategy Fund          Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Developing Markets Fund            Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Emerging Market Local Currency     Class A Shares
Debt Fund                                  Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
Invesco Endeavor Fund                      Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco FX Alpha Strategy Fund             Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Global Fund                        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Global Advantage Fund              Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Global Dividend Growth             Class A Shares
Securities Fund                            Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Global Health Care Fund            Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Investor Class Shares
                                           Institutional Class Shares

Invesco Health Sciences Fund               Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco International Growth Equity Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
Invesco International Total Return Fund    Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Japan Fund                         Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco LIBOR Alpha Fund                   Class A Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Pacific Growth Fund                Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares

Invesco Small Companies Fund               Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Van Kampen Emerging Markets Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Van Kampen Global Bond Fund        Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares

Invesco Van Kampen Global Equity           Class A Shares
Allocation Fund                            Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Van Kampen Global Franchise Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class Y Shares

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                  ---------------------------
Invesco Van Kampen Global Tactical Asset   Class A Shares
Allocation Fund                            Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares

Invesco Van Kampen International           Class A Shares
Advantage Fund                             Class B Shares
                                           Class C Shares
                                           Class Y Shares

Invesco Van Kampen International Growth    Class A Shares
Fund                                       Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class Y Shares
                                           Institutional Class Shares"